As filed with the Securities and Exchange Commission on 9/08/05

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09445
Marketocracy Funds
(Exact name of registrant as specified in charter)
1200 Park Place, Suite 100, San Mateo, CA 94403
(Address of principal executive offices) (Zip code)
Kendrick W. Kam
1200 Park Place, Suite 100, San Mateo, CA 94403
(Name and address of agent for service)
1-888-884-8482
Registrant’s telephone number, including area code
Date of fiscal year end: June 30
Date of reporting period: June 30, 2005

Item 1. Report to Stockholders.
marketocracy funds
Annual Report
MASTERS 100 FUND
June 30, 2005

marketocracy funds
Sign Up for Our Free Masters 100 Fund Tracker!
Updated monthly, this free report details the Fund’s investing trends, including:
•	Movements between sectors

•	Sector weightings versus the S&P 500 Index

•	Sector performance versus the S&P 500 Index
Visit http://funds.marketocracy.com/mof/index.html and sign up today!

TABLE OF CONTENTS

Performance & Portfolio Discussion
Excerpt from November 8, 2004 Board of Trustees Meeting Minutes
Performance Summary
Shareholder Expense Example
Portfolio of Investments
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
NOTES TO THE FINANCIAL STATEMENTS
Report of Independent Registered Public Accounting Firm
Trustees and Officers (Unaudited)
Privacy Policy
Item 2. Code of Ethics
Item 3. Audit Committee Financial Expert
Item 4. Principal Accountant Fees and Services
Item 5. Audit Committee of Listed Registrants
Item 6. Schedule of Investments
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases
Item 10. Submission of Matters to a Vote of Security Holders
Item 11. Controls and Procedures
Item 12. Exhibits
SIGNATURES
MASTERS 100 FUND
Performance & Portfolio Discussion
Dear Shareholders,
Performance. Marketocracy’s investment processes worked well in 2002’s down-market and in 2003’s up-market. However, since March 2004 the securities markets have been trend-less or “choppy.” Many managers, including us, have found it difficult to navigate these choppy markets successfully. While it has taken us longer than we would have liked, we now feel that we have made adjustments to our investment processes starting in April 2005 that have yielded results about which we’re very happy.
Investment Process. The challenge facing every portfolio manager is what to do when the investor’s or portfolio manager’s investment team and the strategy/style at which it’s best stops working. Should the portfolio manager “stay the course” and leave the responsibility for changing approaches to the individual investor who must move assets to a different portfolio manager with different strategy/style or should the portfolio manager change its investment team and strategy/style?
Picking the best players and matching them up against their competitors most advantageously are crucial elements of any team’s success. In Moneyball, author Michael Lewis reveals how Billy Beane, the general manager of the Oakland As, has used statistical analyses to pick baseball players to construct one of the most successful teams in Major League baseball. Because Beane uses his analyses to identify players unrecognized by the other baseball teams, he has built the second winningest team in the Major Leagues; but on the basis of wins per dollar spent on payroll the As are the most successful of any Major League team, by far. Beane’s approach also has provided his team with a higher degree of flexibility than its competitors in responding to changed circumstances such as injury or free agency. Now, other teams, eager to catch up, are beginning to emulate Beane’s approach, thereby transforming the baseball world.
At Marketocracy, we strive to do the same for investment management. We continue developing our proprietary investment processes, which are based on statistical analyses of the investing skills of tens of thousands of people from all walks of life.
At Marketocracy, we manage the m 100 as a meritocracy where the sole objective is to put together a team whose skills are most appropriate for whatever opportunities are presented by the securities markets. The expertise we think is required to navigate a choppy, trend-less market is rare; but we now have refined our process to find it.
Having accumulated nearly five years of statistical data, Marketocracy now believes it can identify unrecognized and untapped stock-pickers that have demonstrated superior investing skills for up- and down-, and recently even trend-less, markets. Marketocracy now can assemble an investment team that it thinks is best matched up for the current market and its trends in a very elegant and efficient manner.
The Markets. There is starting to be a lot of chatter about the S&P 500 being cheap because it is trading at “only” 16 times expected 2005 earnings. As is often the case, we believe that some parts are cheap while some parts remain expensive. Just looking at market averages are deceptive because much of the S&P 500’s earnings growth has come in sectors that the market doesn’t value very highly — energy, financials, and materials. The Fund has done well in these sectors over the past year, and we continue to see good prospects as these sectors are expected to grow earnings 17.5% in 2005 and trade at an average PE of 12.5 while the other sectors are expected to grow earnings 9.4% and trade at a PE of 18.4.
PE ratios of the Financial sector are among the lowest in the market because people expect that the Federal Reserve’s policy of raising short-term interest rates will at some point put an end to the party by driving long-term interest rates higher. If the Fed were to stop raising short-term rates, however, the threat of higher long-term rates may subside removing the main fear that is keeping PE ratios in this sector low. As long as long-term interest rates remain low, we believe the Financial sector offers the best of both worlds — growth AND value.
Annual Report — 1

marketocracy funds

Energy is another sector where both growth and value can be found. The rational reason energy stocks trade at such low PE’s is that the market expects oil prices to come down substantially dragging down earnings. But if the world does not go into a recession, it’s hard to see the demand for oil declining enough to significantly reduce the price of oil.
We believe the market is fluctuating as people overreact to positive and negative news. We are looking to individual businesses, particularly quality smaller businesses that can weather the short-term storms. Picking stocks is like choosing a sail boat in which to navigate the globe. It is easy to do in good times, but the wisest decision is to think about the worst conditions you could encounter and pick one that can weather them.
New Disclosure Requirements
In August 2004, the SEC amended Form N-1A to add the requirement that a registered investment company disclose in its shareholder reports regarding periods ending on or after March 31, 2005, the material factors considered and the conclusions reached by the investment company’s directors in approving or continuing the company’s investment advisory contract. To comply with this requirement, I have excerpted the relevant portion of the November 8, 2004 Board of Trustee’s meeting minutes at which the investment advisory contract was discussed and approved.
Sincerely,
Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund
2 — Annual Report

MASTERS 100 FUND
Excerpt from November 8, 2004 Board of Trustees Meeting Minutes
Approval of Continuation of Material Agreements.
After further discussion and upon a motion made by Ms. Boren and seconded by Mr. Scilacci, the Board, including all of the Independent Trustees, unanimously adopted the following resolutions:
WHEREAS, the Board requested and evaluated, and MCM furnished, such information concerning MCM and the Advisory Agreement between MCM and the Trust on behalf of the Fund as the Board has deemed reasonably necessary to evaluate the terms of such Advisory Agreement, including without limitation information concerning MCM’s brokerage practices and use of soft dollar credits generated by the Fund’s portfolio securities brokerage transactions;
WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement, the Board considered the following material factors:
     (i) The nature, extent and quality of the advisory services provided and to be provided by MCM;
     (ii) The Fund’s investment performance during the past fiscal year and since the Fund’s inception, as compared to appropriate benchmarks, and as compared with other mutual funds with similar investment objectives and size;
     (iii) The costs of the advisory services provided and to be provided by MCM and the profits realized or to be realized by MCM and its affiliates, including MDS, from the relationship MCM has with the Fund;
     (iv) The extent to which economies of scale were and would be realized as the Fund grows and whether advisory fee levels reflect or would reflect those economies of scale to the benefit of the Fund’s shareholders;
     (v) A comparison of the services rendered and to be rendered and the amounts paid and to be paid under the Advisory Agreement with other amounts paid to other investment advisers under other investment advisory contracts with other registered investment companies;
     (vi) Any benefits derived or to be derived by MCM from its advisory relationship with the Fund such as (a) soft dollar arrangements by which broker-dealers provided or will provide research to the Fund or MCM in return for allocating Fund brokerage, or (b) the Administration Agreement;
     (vii) The appropriateness of the advisory fees paid by the Fund to MCM;
     (viii) The nature of the Fund’s investments;
     (ix) The changing climate in the financial services industry;
     (x) The risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply
     (xi) The volatility of the financial markets and, thus, of advisory fee income; and
     (xii) The need to provide sufficient incentives to the owners and employees of MCM in light of the foregoing considerations;
WHEREAS, in fulfilling the requirements outlined in Section 15(c) of the 1940 Act for evaluating and approving the continuation of the Advisory Agreement, the Board came to the following conclusions regarding the foregoing material factors:
Annual Report — 3

marketocracy funds

     (i) The nature, extent and quality of the advisory services provided and to be provided by MCM are unique in the investment management industry, MCM and its affiliates having developed an entirely new, high quality and innovative approach to investing through the combination of the Internet, the website Marketocracy.com®, the m100 and MCM’s proprietary methods of selecting the m100;
     (ii) In general, the Fund’s investment performance during the past fiscal year and since the Fund’s inception, as compared to its appropriate benchmark, the S & P 500 Index, has been outstanding, and to the extent that the Fund’s performance lagged for any particular short-term period, MCM and its affiliates have promptly and vigorously addressed the lagging performance and developed appropriate and innovative responses seeking to avoid similar lagging performance in the future;
     (iii) MCM’s costs in providing its investment advisory services (a) have been relatively high because of the research and development required to create and implement MCM’s and its affiliates’ innovative approach to investment research and management, (b) have required considerable investments of time and capital by MCM and its affiliates, who have funded such investments through venture capital financing and reinvestment of all of MCM’s and its affiliates’ revenues, and (c) have so far impeded MCM and its affiliates from reasonably profiting on their considerable investment from the relationship MCM has with the Fund;
     (iv) As the Fund grows, the Fund’s current advisory fee breakpoints and expense limitations would reflect the economies of scale to the benefit of the Fund’s shareholders;
     (v) The comparison of MCM’s investment advisory fees of 1.50% of the Fund’s average annual net assets (approximately $985,000 for the fiscal year ended June 30, 2004) to fees charged by the investment advisers of the mutual funds in the Fund’s Lipper Small Cap Core category indicated that (a) MCM’s fee level was near the very highest for such category (bottom fourth quartile), (b) despite having nearly the highest level of investment advisory fees, the Fund’s total annual fund expenses of 1.95% of the Fund’s average annual net assets were near the average for such category, and (c) the Fund’s average net assets of approximately $65.7 million were considerably lower than the $260 million average for the category;
     (vi) MCM derived and would derive benefits from its advisory relationship with the Fund of (a) approximately $100,000 annually (or approximately 0.15% of the Fund’s average annual net assets for its fiscal year ended June 30, 2004) through soft dollar arrangements by which broker-dealers provided or will provide research to the Fund and MCM in return for allocating Fund brokerage (as compared to, and (b) 0.45% of the Fund’s average annual net assets (approximately $296,000 for the same fiscal year) through providing administrative serves to the Fund pursuant to the Administration Agreement;
     (vii) The investment advisory fees received and to be received by MCM and its affiliates were appropriate given the nature, extent and quality of the advisory services provided and to be provided to the Fund by MCM;
     (viii) The Fund’s investments were extremely diverse, covering virtually the entire spectrum of the 10 S & P 500 Index sectors and averaging over 1,200 different issuers at any one time;
     (ix) The changing regulatory climate in the financial services industry resulting from the recent mutual fund and insurance industry scandals has raised the baseline costs and management requirements significantly for investment advisers and mutual funds;
     (x) The risks assumed by MCM in complying with regulatory initiatives, investment restrictions, expense limitations and tax laws, and the possibility of substantial liability for the Trust and the Fund, or MCM, for MCM’s failure to comply, have been raised significantly as a result of the myriad regulatory initiatives resulting from recent mutual fund and insurance industry scandals;
     (xi) The volatility of the financial markets and, thus, of advisory fee income and investment
4 — Annual Report

MASTERS 100 FUND

performance results, has been significant in recent years as a result of terrorist attacks and Middle East conflicts; and
     (xii) The need to provide sufficient incentives to the owners and employees of MCM in light of the foregoing considerations is extremely high given the unique and innovative approach to investment research and management;
WHEREAS, the Board of Trustees found, among other things, that the advisory fees to be paid by the Fund to MCM and the proposed expenses of the Fund were reasonable and generally consistent in relation to the relevant peer groups and that MCM’s brokerage practices and uses of soft dollars were reasonably efficient;
WHEREAS, in connection with its annual review of the Material Agreements, the Board also considered the experience and qualifications of the Independent Trustees, whether the Independent Trustees are fully informed about all the facts with respect to the Material Agreements, and the extent of care and conscientiousness the Independent Trustees bring to bear in the performance of their duties as Trustees and Independent Trustees of the Trust;
NOW, THEREFORE, BE IT RESOLVED, that the Advisory Agreement is fair, reasonable and in the best interest of the Fund’s shareholders, and that the continuation of the Advisory Agreement, including the payment of the advisory fees thereunder to MCM, through December 13, 2005, be, and it hereby is, authorized and approved.
Annual Report — 5

marketocracy funds

Performance Summary

	CUMULATIVE RETURNS				AVG ANNUAL RETURNS
(As of June 30, 2005)	3 MOS	1 YEAR	3 YEAR	INCEPT[1]	1 YEAR	INCEPT[1]

Masters 100 Fund	2.02%	-3.14%	21.81%	29.49%	-3.14%	7.34%
MARKET INDICES
DJIA[2]	-1.62%	0.65%	18.81%	17.88%	0.65%	4.60%
S&P 500[3]	1.37%	6.31%	29.93%	15.08%	6.31%	3.92%
NASDAQ[4]	3.07%	1.09%	42.84%	16.76%	1.09%	4.33%

1.	The Masters 100 Fund’s inception date was November 5, 2001.

2.	Dow Jones Industrial Average is a price-weighted average of 30 selected blue-chip stocks.

3.	Standard & Poors 500 Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

4.	NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ (National Market & Small-Cap) stocks.
The above indices are unmanaged and cannot be invested in directly. Returns for both the S&P 500 Index and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://funds.marketocracy.com/mof/index.html
Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.
The m100 group, upon which the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.
Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund.
To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit:
http://funds.marketocracy.com/mof/prospectus.html. Please read the prospectus carefully before investing.
Distributor: Rafferty Capital Markets, LLC
6 — Annual Report

MASTERS 100 FUND
Fund Holdings* by Sector**

*	Portfolio holdings subject to change

**	Percent of Total Net Assets.
Growth of $10,000
Annual Report — 7

marketocracy funds

Shareholder Expense Example
As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.95% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees and administration fees (which include fund accounting, custody and transfer agent costs). You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Actual Returns vs. Hypothetical Returns
Six Months Ended June 30, 2005

			Expenses Paid
			During Period*
	Beginning Account	Ending Account	January 1 , 2005
	Value	Value	to
	January 1 , 2005	June 30, 2005	June 30, 2005

Actual	$1,000.00	$968.60	$9.52
Hypothetical (5% return per year before expenses)	$1,000.00	$1,015.12	$9.74

*     Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
8 — Annual Report

FINANCIAL STATEMENTS
MASTERS 100 FUND
Financial Statements as of
June 30, 2005
•	Portfolio of Investments

•	Statement of Assets & Liabilities

•	Statement of Operations

•	Statements of Changes in Net Assets

•	Financial Highlights

•	Financial Notes

•	Report of Independent Registered Public Accounting Firm

•	Trustees & Officers
Annual Report — 9

marketocracy funds
Portfolio of Investments
June 30, 2005

		Shares	Market Value

Common Stocks — 87.6%			$36,182,079

(cost $32,961,177)

CONSUMER DISCRETIONARY — 18.5%			7,612,970

ACU	ACME UNITED	5,500	103,730
AM	AMERICAN GREETINGS	4,700	124,550
ALV	AUTOLIV, ADR	2,400	105,120
AN	AUTONATION *	4,430	90,903
AVTR	AVATAR HOLDINGS *	2,900	145,783
BZH	BEAZER HOMES USA	2,700	154,305
BBY	BEST BUY	1,600	109,680
BL	BLAIR	3,300	130,350
BXG	BLUEGREEN *	8,446	147,045
BONT	BON-TON STORES	3,500	67,725
BAMM	BOOKS A MILLION	10,796	108,500
BYD	BOYD GAMING	4,400	224,972
BWS	BROWN SHOE COMPANY	1,700	66,555
BMHC	BUILDING MATERIAL	11553	800,507
CONN	CONN’S *	4,900	119,903
DHI	D.R. HORTON	4,100	154,201
DHOM	DOMINION HOMES *	5,200	83,928
DW	DREW INDUSTRIES *	3,100	140,740
EDMC	EDUCATION MANAGEMENT *	4,000	134,920
FL	FOOT LOCKER	3,300	89,826
GPI	GROUP 1 AUTOMOTIVE *	1,600	38,464
GES	GUESS? *	6,200	102,796
HTV	HEARST-ARGYLE TELEVISION	3,500	85,750
HMC	HONDA MOTOR, ADR	1,700	41,837
IDR	INTRAWEST	1,700	40,936
JAKK	JAKKS PACIFIC *	5,500	105,655
JCI	JOHNSON CONTROLS	1,400	78,862
JOSB	JOSEPH A BANK CLOTHIERS *	4,400	190,520
KTO	K2 *	6,300	79,884
LTM	LIFE TIME FITNESS *	4,600	150,926
LTD	LIMITED BRANDS	6,510	139,444
LAD	LITHIA MOTORS	2,900	83,665
MDC	MDC HOLDINGS	2,100	172,725
MW	MENS WEARHOUSE *	2,550	87,797
FLYRE	NAVIGANT INTERNATIONAL *	7,900	116,051
NOBL	NOBLE INTERNATIONAL	6,036	142,148
OHB	ORLEANS HOMEBUILDERS	3,800	89,148
PERY	PERRY ELLIS INTERNATIONAL *	9,400	219,866
RL	POLO RALPH LAUREN	3,100	133,641
10 — Annual Report

MASTERS 100 FUND

		Shares	Market Value

PMRY	POMEROY IT SOLUTIONS *	1,700	17,221
ZQK	QUICKSILVER *	16,400	262,072
RADA	RADICA GAMES	22,600	195,671
RSH	RADIOSHACK	5,600	129,752
SNDS	SANDS REGENT *	9,800	95,550
SCVL	SHOE CARNIVAL *	3,200	69,632
SAH	SONIC AUTOMOTIVE	9,600	204,096
SGDE	SPORTSMAN’S GUIDE *	7,500	140,625
SPF	STANDARD PACIFIC	800	70,360
TOA	TECHNICAL OLYMPIC USA	7,800	189,384
TM	TOYOTA MOTOR, ADR	1,900	135,831
TOY	TOYS “R” US *	6,600	174,768
UAG	UNITED AUTO GROUP	2,200	65,560
URBN	URBAN OUTFITTERS *	2,100	119,049
VTRU	VERTRUE *	3,000	116,880
WCI	WCI COMMUNITIES *	3,100	99,293
WLS	WILLIAM LYON HOMES *	2,200	213,422
WWW	WOLVERINE WORLD WIDE	4,600	110,446

CONSUMER STAPLES — 6.0%			2,497,156

SE	7-ELEVEN *	3,300	99,792
AOI	ALLIANCE ONE INTERNATIONAL	3,500	21,035
BJ	BJ’S WHOLESALE CLUB *	1,900	61,731
BG	BUNGE LIMITED	1,300	82,420
CALM	CAL-MAINE FOODS	3,510	21,236
CQB	CHIQUITA BRANDS	4,300	118,078
KOF	COCA-COLA FEMSA, ADR	4,200	112,182
DF	DEAN FOODS *	2,500	88,100
FDP	FRESH DEL MONTE PRODUCE	2,400	64,608
GKIS	GOLD KIST *	2,700	58,266
HANS	HANSEN NATURAL *	1,800	152,496
MFW	M & F WORLDWIDE *	6,600	88,176
PARL	PARLUX FRAGRANCES *	5,100	141,117
PPC	PILGRIMS PRIDE	8,300	283,279
SAFM	SANDERSON FARMS	6,000	272,640
SEB	SEABOARD	500	832,000

ENERGY — 18.5%			7,627,441

ARLP	ALLIANCE RESOURCE PARTNERS	2,100	155,400
APA	APACHE	2,800	180,880
CNQ	CANADIAN NATURAL RESOURCES	4,500	163,710
CHK	CHESAPEAKE ENERGY	5,000	114,000
CVX	CHEVRON	4,800	268,416

Annual Report — 11

marketocracy funds

		Shares	Market Value

COP	CONOCOPHILLIPS	5,900	339,191
DNR	DENBURY RESOURCES *	3,645	144,962
DVN	DEVON ENERGY	800	40,544
EPEX	EDGE PETROLEUM *	5,000	78,100
ECA	ENCANA	4,800	190,032
XOM	EXXON MOBIL	2,400	137,928
GMR	GENERAL MARITIME	2,900	122,960
Gl	GIANT INDUSTRIES *	3,350	120,600
LUFK	LUFKIN INDUSTRIES	6,700	241,066
TMR	MERIDIAN RESOURCE *	8,400	40,152
MUR	MURPHY OIL	1,300	67,899
OSG	OVERSEAS SHIPHOLDING GROUP	2,100	125,265
PGH	PENGROWTH ENERGY TRUST	3,700	82,325
PVA	PENN VIRGINIA	3,400	151,878
PTR	PETROCHINA, ADR	2,200	161,590
PTF	PETROFUND ENERGY TRUST	7,300	116,216
PKZ	PETROKAZAKHSTAN, CL A	30,250	1,106,545
PCO	PREMCOR	3,200	237,376
PVX	PROVIDENT ENERGY TRUST	13,190	138,363
REXI	RESOURCE AMERICA, CL A	2,900	111,737
SSL	SASOL, ADR	7,600	205,048
SFL	SHIP FINANCE	5,703	107,844
SU	SUNCOR ENERGY	300	14,196
TLM	TALISMAN ENERGY	5,800	217,906
TK	TEEKAY SHIPPING	3,100	136,090
TELOZ	TEL OFFSHORE TRUST	90	897
TSO	TESORO	7,900	367,508
TOT	TOTAL, ADR	700	81,795
TNP	TSAKOS ENERGY NAVIGATION	5,100	197,727
UNT	UNIT *	3,900	171,639
UCO	UNIVERSAL COMPRESSION *	3,500	126,840
VLO	VALERO ENERGY	12,500	988,875
WLL	WHITING PETROLEUM *	4,800	174,288
INT	WORLD FUEL SERVICES	6,400	149,824
XTO	XTO ENERGY	1,466	49,829

FINANCIALS — 15.9%			6,560,021

ACRTQ	ACTRADE FINANCIAL TECHNOLOGIES *	53,600	—
AMG	AFFILIATED MANAGERS GROUP *	1,000	68,330
AZ	ALLIANZ, ADR	12,300	140,835
AFG	AMERICAN FINANCIAL GROUP	6,000	201,120
AMH	AMERUS GROUP	2,200	105,710
ACGL	ARCH CAPITAL GROUP *	2,200	99,110
AGII	ARGONAUT GROUP *	1,600	36,944
BAC	BANK OF AMERICA	1,900	86,659
BSC	BEAR STEARNS COMPANIES	900	93,546
BRK/B	BERKSHIRE HATHAWAY, CL B *	400	1,113,400
BRW	BRISTOL WEST HOLDINGS	6,100	111,630

12 — Annual Report

MASTERS 100 FUND

		Shares	Market Value

CBL	CBL & ASSOCIATES PROPERTIES	2,600	111,982
CGI	COMMERCE GROUP	3,400	211,174
CEI	CRESCENT REAL ESTATE	5,300	99,375
DDR	DEVELOPERS DIVERSIFIED	2,200	101,112
RE	EVEREST REINSURANCE	1,300	120,900
FNF	FIDELITY NATIONAL FINANCIAL	5,400	192,726
FAF	FIRST AMERICAN CORPORATION	4,700	188,658
FCFC	FIRSTCITY FINANCIAL *	7,300	85,410
FPIC	FPIC INSURANCE GROUP *	5,800	170,114
FBR	FRIEDMAN BILLINGS RAMSEY	6,800	97,240
LFG	LANDAMERICA FINANCIAL GROUP	1,700	100,929
LUK	LEUCADIA NATIONAL	2,700	104,301
MFC	MANULIFE FINANCIAL	4,100	196,021
MRLN	MARLIN BUSINESS SERVICES *	7,929	159,373
KRB	MBNA	4,100	107,256
MCY	MERCURY GENERAL	2,100	114,492
MTG	MGIC INVESTMENT	600	39,132
NCC	NATIONAL CITY	1,800	61,416
NICK	NICHOLAS FINANCIAL	13,200	147,312
ORH	ODYSSEY RE HOLDINGS	4,100	101,188
PRE	PARTNERRE HOLDINGS	2,900	186,818
RDN	RADIAN GROUP	1,900	89,718
RWT	REDWOOD TRUST	2,600	134,160
RGA	REINSURANCE GROUP OF AMERICA	1,300	60,463
RNR	RENAISSANCERE HOLDINGS	2,900	142,796
N/A	SIMON PROPERTY GROUP	210	13,020
SFG	STANCORP FINANCIAL GROUP	2,200	168,476
STFC	STATE AUTO FINANCIAL	4,700	145,888
STC	STEWART INFORMATION SERVICES	2,600	109,200
SLF	SUN LIFE FINANCIAL	1,100	37,070
TMA	THORNBURG MORTGAGE	3,120	90,886
UFCS	UNITED FIRE & CASUALTY	9,308	413,461
WHI	W HOLDING	8,600	87,892
WM	WASHINGTON MUTUAL	2,200	89,518
XL	XL CAPITAL, CL A	3,000	223,260

HEALTH CARE — 7.9%			3,260,193

AET	AETNA	2,900	240,178
BSTE	BIOSITE *	3,000	164,970
CDIC	CARDIODYNAMICS *	37,800	60,480
CYTC	CYTYC *	4,600	101,476
DVA	DAVITA *	4,800	218,304
ELN	ELAN, ADR *	155,500	1,060,510
ICLR	ICON, ADR *	1,800	62,460
KNDL	KENDLE INTERNATIONAL *	3,700	56,055
MDCI	MEDICAL ACTION INDUSTRIES *	4,777	85,269
MRK	MERCK & CO	6,600	203,280
OPTN	OPTION CARE	8,588	121,091

Annual Report — 13

marketocracy funds

		Shares	Market Value

PRZ	PAINCARE HOLDINGS *	61,400	265,862
PLMD	POLYMEDICA	4,100	146,206
SERO	SEROLOGICALS *	2,600	55,250
SRZ	SUNRISE SENIOR LIVING *	4,200	226,716
SRDX	SURMODICS *	4,429	192,086

INDUSTRIALS — 7.3%			3,008,073

AERTA	ADVANCED ENVIRONMENTAL RECYCLING *	52,826	64,448
AMSC	AMERICAN SUPERCONDUCTOR *	6,500	59,475
AMWD	AMERICAN WOODMARK	400	12,004
ABFS	ARKANSAS BEST	4,600	146,326
AVL	AVIALL *	8,370	264,408
CD	CENDANT	1,300	29,081
CMI	CUMMINS	1,900	141,759
EASI	ENGINEERED SUPPORT SYSTEMS	2,400	85,992
NPO	ENPRO INDUSTRIES *	3,300	95,271
GEHL	GEHL *	1,600	62,304
IKN	IKON OFFICE SOLUTIONS	9,100	86,541
ISSC	INNOVATIVE SOLUTIONS & SUPPORT *	3,100	104,067
TKCI	KEITH COMPANIES *	6,100	132,248
MAIR	MAIR HOLDINGS *	12,500	110,500
ODFL	OLD DOMINION FREIGHT LINE *	3,700	99,271
RTN	RAYTHEON	3,000	117,360
RYG	ROYAL GROUP TECHNOLOGIES *	5,000	54,750
SCHS	SCHOOL SPECIALTY *	3,400	158,100
SWFT	SWIFT TRANSPORTATION *	4,300	100,147
TKS	TOMKINS, ADR	5,800	110,316
UIC	UNITED INDUSTRIAL	2,400	85,776
UFPI	UNIVERSAL FOREST PRODUCTS	3,400	140,930
URS	URS *	2,900	108,315
USAK	USA TRUCKING *	5,298	131,126
VOLVY	VOLVO, ADR	1,900	77,058
WAB	WABTEC	5,100	109,548
WCC	WESCO INTERNATIONAL *	4,400	138,072
YELL	YELLOW ROADWAY *	3,600	182,880

INFORMATION TECHNOLOGY — 4.5%			1,874,707

OIIM	O2MICRO INTERNATIONAL *	6,500	91,325
AIXG	AIXTRON, ADR *	153	548
GIB	CGI GROUP CL A*	17,000	102,510
CSCO	CISCO SYSTEMS *	10,100	193,011
CVG	CONVERGYS *	6,400	91,008
CREAF	CREATIVE TECHNOLOGY	3,600	23,256
CSPI	CSP *	5,900	48,557
DBD	DIEBOLD	2,900	130,819
IIG	IMERGENT *	8,900	94,340
KEM	KEMET *	31,200	196,560
KOMG	KOMAG *	2,990	84,826
14 — Annual Report

MASTERS 100 FUND

		Shares	Market Value

LFUS	LITTLELFUSE *	3,000	83,550
LOGI	LOGITECH *	2,100	133,938
LEIX	LOWRANCE ELECTRONICS	4,300	90,386
MMS	MAXIMUS	2,400	84,696
QSII	QUALITY SYSTEMS	3,400	161,092
SCSC	SCANSOURCE *	1,900	81,586
STOR	STORAGE NETWORKS *	24,000	—
TACT	TRANSACT TECHNOLOGIES *	10,300	87,241
VDSI	VASCO DATA SECURITY *	200	1,940
VSAT	VIASAT *	4,600	93,518

MATERIALS — 6.2%			2,562,377

AVD	AMERICAN VANGUARD	7,600	158,916
ATPL	ATLANTIS PLASTICS, CL A	2,500	19,175
BLL	BALL	3,700	133,052
BHP	BHP BILLITON, ADR	7,100	193,830
CMC	COMMERCIAL METALS COMPANY	8,500	202,470
ERS	EMPIRE RESOURCES	12,700	122,936
GG	GOLDCORP	500	7,890
HW	HEADWATERS *	6,100	209,718
IPS	IPSCO	4,400	192,280
MERCS	MERCER INTERNATIONAL *	10,800	78,732
MUSA	METALS USA *	2,200	41,844
MGN	MINES MANAGEMENT *	2,700	15,120
NAK	NORTHERN DYNASTY MATERIALS *	13,400	52,796
NWPX	NORTHWEST PIPE COMPANY *	400	9,300
TONS	NOVAMERICAN STEEL *	1,300	35,880
PKX	POSCO, ADR	3,200	140,704
RT	RYERSON TULL	5,200	74,204
SWM	SCHWEITZER-MAUDUIT	2,900	90,277
SA	SEABRIDGE GOLD *	1,800	4,608
PCU	SOUTHERN PERU COPPER	2,600	111,384
STTX	STEEL TECHNOLOGIES	8,196	138,512
TXI	TEXAS INDUSTRIES	3,300	185,559
TIE	TITANIUM METALS *	2,400	136,296
VHI	VALHI	7,100	124,250
VGZ	VISTA GOLD *	21,300	82,644

TELECOMMUNICATION SERVICES — 1.5%			625,578

MBT	MOBILE TELESYSTEMS, ADR	4,400	148,060
DCM	NTT DOCOMO, ADR	12,900	191,049
SKM	SK TELECOM, ADR	8,900	181,560
TLD	TDC, ADR	4,900	104,909

UTILITIES — 1.3%			553,563

LNT	ALLIANT ENERGY	1,550	43,633
CNP	CENTERPOINT ENERGY	5,200	68,692
ETR	ENTERGY	1,200	90,660

Annual Report — 15

marketocracy funds

		Shares	Market Value

KEP	KOREA ELECTRIC POWER, ADR	9,700	151,999
SRE	SEMPRA ENERGY	1,700	70,227
SJI	SOUTH JERSEY INDUSTRIES	2,100	128,352

INVESTMENT COMPANIES — 1.5%			608,702

(cost $586,706)
CEF	CENTRAL FUND CANADA	2,300	12,190
ERF	ENERPLUS RESOURCES FUND	1,600	61,120
QQQQ	NASDAQ — 100 TRACKING STOCK	500	18,395
SPY	SPIDER TRUST SERIES 1	2,900	345,622
SWZ	SWISS HELVETIA FUND	12,500	171,375

CASH EQUIVALENTS — 8.6%			3,543,022

(cost $3,543,022)
HIGHMARK 100% US TREASURY MONEY MARKET		1,771,511	1,771,511
HIGHMARK DIVERSIFIED MONEY MARKET		1,771,511	1,771,511

TOTAL INVESTMENT SECURITIES — 97.7%			40,333,803
(cost $37,090,905)

ASSETS LESS OTHER LIABILITIES — 2.3%			950,714

NET ASSETS — 100.0%			$41,284,517

*	Non-income producing
ADR — American Depositary Receipt
CL — Class
See accompanying notes to the financial statements.

16 — Annual Report

MASTERS 100 FUND
Statement of Assets and Liabilities
June 30, 2005

ASSETS
Investment securities:
At acquisition cost	$37,090,905

At market value (Note 2)	$40,333,803
Interest and dividends receivable	43,856
Receivable for portfolio investments sold	1,085,889
Receivable for capital shares sold	1,602

TOTAL ASSETS	41,465,150

LIABILITIES
Payable for capital shares redeemed	114,384
Accrued investment advisory fee	50,961
Accrued administrative fee	15,288

TOTAL LIABILITIES	180,633

NET ASSETS	$41,284,517

Net assets consist of:
Paid in capital	$48,348,607
Accumulated net realized loss from security transactions	(10,306,988)
Net unrealized appreciation of investments	3,242,898

Net assets	$41,284,517

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,721,705

Net asset value, offering price and redemption price per share (Note 2)	$11.09

See accompanying notes to the financial statements.
Annual Report — 17

marketocracy funds
Statement of Operations
Year Ended June 30, 2005

INVESTMENT INCOME
Dividends (net of withholding tax $27,401)	$885,606
Interest	67,761

TOTAL INVESTMENT INCOME	953,367

EXPENSES
Investment advisory fees (Note 4)	817,783
Administrative fees (Note 4)	245,335

TOTAL EXPENSES	1,063,118

NET INVESTMENT INCOME LOSS	(109,751)

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized loss from transactions	(3,001,857)

Net change in unrealized depreciation of investments	(895,856)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(3,897,713)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(4,007,464)

See accompanying notes to the financial statements.

18 — Annual Report

MASTERS 100 FUND
Statements of Changes in Net Assets
For the Fiscal Years Ended June 30, 2005 and June 30, 2004

	Year	Year
	Ended	Ended
	6/30/05	6/30/04
FROM OPERATIONS:
Net investment income loss	$(109,751)	$(829,328)
Net realized gain (loss) from investments sold	(3,001,857)	6,825,198
Net change in unrealized depreciation on investments	(895,856)	(661,642)

Net increase (decrease) in net assets resulting from operations	(4,007,464)	5,334,228

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains	(4,910,532)	(4,184,498)

Decrease in net assets from distributions to shareholders	(4,910,532)	(4,184,498)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,413,227	66,455,999
Net asset value of shares issued to shareholders in reinvestment of distributions	4,752,154	3,937,807
Payments of shares redeemed	(39,963,421)	(24,620,066)

Net increase (decrease) in net assets from capital share transactions	(28,798,040)	45,773,740

TOTAL INCREASE (DECREASE) IN NET ASSETS	(37,716,036)	46,923,470

NET ASSETS:
Beginning of year	79,000,553	32,077,083

End of year	$41,284,517	$79,000,553

Capital Share Activity
Shares sold	561,269	5,021,415
Shares issued in reinvestment of distributions to shareholders	425,439	305,968
Shares redeemed	(3,588,136)	(1,906,320)

Net increase (decrease) in shares outstanding	(2,601,428)	3,421,063
Shares outstanding, beginning of year	6,323,133	2,902,070

Shares outstanding, end of year	3,721,705	6,323,133

See accompanying notes to the financial statements.
Annual Report — 19

marketocracy funds

Financial Highlights
Selected Per Share Data and Ratios For a Share of Capital Stock
Outstanding Throughout Each Period

	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	6/30/05	6/30/04	6/30/03	6/30/02(a)

Net asset value at beginning of period	$12.49	$11.05	$10.63	$10.00

Income from Investment Operations:
Net investment loss	(0.03)	(0.13)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.36)	2.47	0.45	0.65

Total from investment operations	(0.39)	2.34	0.43	0.63

Less distributions from:
Realized gains	(1.01)	(0.90)	(0.01)	—

Total distributions	(1.01)	(0.90)	(0.01)	—

Net asset value at end of period	$11.09	$12.49	$11.05	$10.63

Total Return	(3.14)%	20.92%	4.00%	6.30	%(b)

Net assets at end of period (millions)	$41.3	$79.0	$32.1	$7.5

Ratio of expenses to average net assets:	1.95%	1.95%	1.95%	1.95	%(c)
Ratio of net investment loss to average net assets:	(0.20)%	(1.26)%	(0.27)%	(0.63	)%(c)
Portfolio turnover rate	647%	504%	368%	141	%(b)

(a)	Represents the period from the commencement of operations (November 5, 2001) through June 30, 2002.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to the financial statements.

20 — Annual Report

MASTERS 100 FUND
NOTES TO THE FINANCIAL STATEMENTS
— June 30, 2005
1. Organization
The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on July 14, 1999. The Fund commenced operations on November 5, 2001. The objective of the fund is capital appreciation.
In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index”).
2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Investment Valuation
Securities that are listed on the United States stock exchanges or the Nasdaq Stock Market are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, at their closing or most recent bid price. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at their current bid price. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust. When market quotations are not readily available, securities are valued at fair value as determined in good faith by procedures established and approved by the Fund’s Board of Trustees. There is no single standard for determining the fair value of a security. Some of the facts and circumstances that may be considered by the Board of Trustees (and subject to its supervision, by the Adviser) in determining fair value are the various possible valuation methodologies available, including data or formulae produced by third parties independent of the Adviser; fundamental and technical analytical data relating to the securities, including their nature, liquidity and pricing history; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable issuers; information from broker-dealers; an evaluation of the forces that influence the market in which the securities are purchased and sold and the recommendation of the Fund’s portfolio manager. The use of fair value pricing may cause the net asset value of its shares to differ significantly from net assets value that would be calculated without regard to such considerations. As of June 30, 2005 the Fund held fair value securities with a value of $0 or 0.0% of total net assets.
Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the
Annual Report — 21

marketocracy funds

securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.
Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.
Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.
In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.
Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of June 30, 2005, the Fund had post-October losses of $4,051,464. At June 30, 2005, the Fund has estimated capital loss carryforwards of $5,858,930 of which $3,374,630 expires in 2013 and $2,484,300 which expires in 2010. The carryforward loss expiring in 2010 was generated in connection with the reorganization of Marketocracy Medical Specialist Fund and the Fund and is limited to approximately $414,050 each year through 2010.
Other
Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.
Reclassification of Capital Accounts
Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2005, the Fund decreased paid-in capital by $122,074 and decreased accumulated net investment loss by $109,751 and decreased accumulated net realized loss from security transactions by $12,323.
3. Investment Transactions
The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the year ended June 30, 2005 are summarized below:

Purchases	$328,061,872
Sales	$359,757,588
There were no purchases or sales of long-term U.S. Government securities.
22 — Annual Report

MASTERS 100 FUND

At June 30, 2005, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Unrealized appreciation	$4,007,755
Unrealized depreciation	$(1,161,451)

Net unrealized appreciation on investments	$2,846,304

At June 30, 2005, the cost of investments for federal income tax purposes was $37,487,499. The difference between federal tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States of America.
4. Investment Advisory and Administration Agreements
Advisory Fees — The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”). The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees. The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.
For the services provided by the Adviser under the Advisory Agreement, the Adviser receives from the Fund management fees, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets. Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. This arrangement will continue as long as the Trust’s Board of Trustees annually renews the Advisory Agreement.
Administration Fees — The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”). Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.
Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder. MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.
For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion,
Annual Report — 23

marketocracy funds

and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).
MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund. MCM (not the Fund) pays the Transfer Agent’s fees for these services.
5. Distributions to Shareholders
On December 14, 2004, a capital gain distribution of $1.01 per share was declared for the Fund. The distribution was paid to shareholders of record on December 13, 2004.
The tax character of the distributions paid for the fiscal years ended June 30, 2005 and June 30, 2004 were as follows:

Distributions paid from:	6/30/05	6/30/04

Ordinary Income	$2,670,963	$4,184,498
Long-Term Capital Gain	$2,239,569	—

	$4,910,532	$4,184,498

At June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward (see note 2)	$(5,858,930)
Post October losses	(4,051,464)
Unrealized appreciation	2,846,304

$(7,064,090)

24 — Annual Report

MASTERS 100 FUND
Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Marketocracy Funds
San Mateo, California
We have audited the accompanying statement of assets and liabilities of The Masters 100 Fund, a series of shares of Marketocracy Funds, including the portfolio of investments, as of June 30, 2005, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period November 5, 2001 through June 30, 2002. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Masters 100 Fund as of June 30, 2005, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period November 5, 2001 through June 30, 2002, in conformity with accounting principles generally accepted in the United States of America.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
July 19, 2005
Annual Report — 25

marketocracy funds

Trustees and Officers (Unaudited)
Information About Trustees
The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Trust’s Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-888-884-8482.
Independent Trustees

Term of Office and Length of
Name, Address and Age	Position Held with the Trust	Time Served

Arthur L. Roth 1200 Park Place, Suite 100 San Mateo, CA 94403 Age: 80	Chairman and Trustee	Indefinite Term Since December 1999

William J. Scilacci 1200 Park Place, Suite 100 San Mateo, CA 94403 Age: 81	Trustee	Indefinite Term Since December 1999

Ashley E. Boren 1200 Park Place, Suite 100 San Mateo, CA 94403 Age: 44	Trustee	Indefinite Term Since August 2004
Interested Trustees and Officers

Term of Office and Length of
Name, Address and Age	Position Held with the Trust	Time Served

Kendrick W. Kam 1200 Park Place, Suite 100 San Mateo, CA 94403 Age: 45	Trustee, President and Treasurer	Indefinite Term Since December 1999

James R. Matel 615 East Michigan Street Milwaukee, WI 53202 Age: 34	Secretary	Indefinite Term Since May 2005

Julie A. Schramka 615 East Michigan Street Milwaukee, WI 53202 Age: 26	Assistant Secretary	Indefinite Term Since May 2005
26 — Annual Report

MASTERS 100 FUND
Independent Trustees

	No. of Funds in Complex
	Overseen by Trustee or
Principal Occupation(s) During Past Five Years	Officer	Other Directorships Held by Trustee

Retired. Principal, Arthur L. Roth & Company Management Consultation (1979 — 1991)	1	Not Applicable

Retired. President, Bank of Santa Clara. (1982 — 1993)	1	Director, Bank of Santa Clara (1973-2000)

Executive Director, Sustainable Conservation, a nonprofit environmental organization (1997 — Present)	1	Robert and Patricia Switzer Foundation (2002 — Present)
Interested Trustees and Officers

	No. of Funds in Complex
	Overseen by Trustee or
Principal Occupation(s) During Past Five Years	Officer	Other Directorships Held by Trustee
CEO, Marketocracy, Inc. (1999 — Present); President, Marketocracy Capital Management LCC (2000 — 2001, 2005 — Present); Vice President, Marketocracy Capital Management LCC (2001 — 2005); President, Ingenuity Capital Management LLC (1999 — Present)	1	Not Applicable

Assistant Vice President and Compliance Administrator, U.S. Bancorp Fund Services, LLC (1995 — Present)	1	Not Applicable

Compliance Officer, U.S. Bancorp Fund Services, LLC (2002 — Present)	1	Not Applicable
Annual Report — 27

marketocracy funds

Privacy Policy
Marketocracy Funds
Marketocracy Funds recognizes and respects your privacy expectations. We are providing our privacy policy to you as notice of the kinds of information we collect about you and the circumstances in which that information may be disclosed.
We collect the following nonpublic personal information about you:
•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.
We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions, and to the Funds’ investment advisers and their affiliates. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
From time to time, we may also share your personal or financial information with another company that may have financial products or services of interest to you. We recognize that not all shareholders appreciate receiving information from other companies about products or services that may interest them. You may instruct Marketocracy Funds not to share your information with other companies for this purpose.
To request that your information not be shared (an Opt Out Request), please call us toll-free at 888-884-8482, or send a written request, including your name, address and social security number to:
Marketocracy Funds
c/o US Bancorp Fund Services LLC
P.O. Box 701
Milwaukee, WI 53201-0701
In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

28 — Annual Report

MASTERS 100 FUND
Proxy Voting
Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, through the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.
The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Annual Report — 29

marketocracy funds
This Page Is Intentionally Blank
30 — Annual Report

MASTERS 100 FUND
Availability of Quarterly Portfolio Schedule
The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q for fiscal quarters. Once filed, the Trust’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.
Tax Information
The Fund designated $2,239,569 as long-term capital gain dividends pursuant to section 852(b)(3) of the Internal Revenue Code for the fiscal year ended June 30, 2005.

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds. To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.
Please read it carefully before you invest or send money.
Date of first use: 8-29-05

marketocracy funds
Investment Adviser/Administrator
Marketocracy Capital Management LLC
1200 Park Place, Suite 100
San Mateo, CA 94403
Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(Toll-Free) 1-888-884-8482
Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY 11530
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity. The registrant’s portfolio consists primarily of liquid securities traded on domestic exchanges or in the over-the-counter market.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant .

	06/30/05	06/30/04

Audit Fees	$14,000.00	$13,000.00
Audit-Related Fees	—	—
Tax Fees	$2,000.00	$2,000.00
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)
The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	06/30/2005	06/30/2004

Registrant	—	—
Registrant’s Investment Adviser	$10,000.00	$12,500.00

Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.
Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Marketocracy Funds

By (Signature and Title)	/s/ Kendrick W. Kam

Kendrick W. Kam, President & Treasurer

Date	09/08/2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kendrick W. Kam

Kendrick W. Kam, President & Treasurer

Date	09/08/2005

*	Print the name and title of each signing officer under his or her signature.